                        EXHIBIT 77Q1
           MORGAN STANLEY INSTITUTIONAL FUND, INC.
                  CERTIFICATE OF CORRECTION
MORGAN STANLEY INSTITUTIONAL FUND, INC., a Maryland
corporation (the "Corporation"), hereby certifies to the
Maryland State Department of Assessments and Taxation (the
"Department") that:
FIRST: The title of the document being corrected is Articles of Amendment to the Articles of Amendment and Restatement
(the "Articles of Amendment").
SECOND: The Corporation is the only party to the Articles of
Amendment.
THIRD: The Articles of Amendment were filed with the
Department on August 25, 2005 at 4:32 p.m. in Film B00846,
at folio 1692.
FOURTH: The Articles of Amendment contained typographical
errors, errors of transcription or other errors and the
Corporation desires to correct such errors by filing this
Certificate of Correction.
FIFTH: The first error appears in Article SECOND of the
Articles of Amendment, which reads as follows:
SECOND: Pursuant to the authority contained in Section 2-
605(a)(2) of the MARYLAND GENERAL CORPORATION LAW (the
"MGCL"), the Board of Directors of the Corporation at a
meeting duly convened and held on August 25, 2005 approved
(i) the change of the name of the Large Cap Relative Value
Portfolio, a portfolio of Common Stock of the Corporation,
to the Large Cap Value Portfolio; and (ii) the change of the name of the Value Equity Portfolio, also a portfolio of
Common Stock of the Corporation, to the Large Cap Relative
Value Portfolio.
SIXTH: Article SECOND of the Articles of Amendment, as
corrected, reads as follows:
SECOND: Pursuant to the authority contained in Section 2-
605(a)(2) of the MARYLAND GENERAL CORPORATION LAW (the
"MGCL"), the Board of Directors of the Corporation at a
meeting duly convened and held on August 25, 2005 approved
the change of the name of the Large Cap Relative Value
Portfolio, a portfolio of Common Stock of the Corporation,
to the Large Cap Value Portfolio.
SEVENTH: The second error appears in Article THIRD of the
Articles of Amendment, which reads as follows:
THIRD: The Corporation desires to, and does hereby, amend
its Articles of Amendment and Restatement as currently in
effect (the "Charter") pursuant to Sections 2-601 et seq. of the MGCL to change the names of

two portfolios of Common Stock of the Corporation referred
to above by deleting from the Charter the existing Article
FIFTH, Section 3 in its entirety, and inserting in lieu
thereof, the following new Article FIFTH, Section 3:
3. Pursuant to Section 2-105 of the Maryland General
Corporation Law, the Board of Directors of the Corporation
shall have the power to designate one or more classes of
shares of Common Stock, to fix the number of shares in any
such class and to classify or reclassify any unissued shares with respect to such class. Any such class (subject to any
applicable rule, regulation or order of the Securities and
Exchange Commission or other applicable law or regulation)
shall have such preferences, conversion or other rights,
voting powers, restrictions, limitations as to dividends,
qualifications, terms or conditions of redemption and other
characteristics as the Board may determine in the absence of contrary determination set forth herein. The aforesaid power shall include the power to create, by classifying or
reclassifying unissued shares in the aforesaid manner, one
or more classes in addition to those initially designated as named below. Subject to such aforesaid power, the Board of
Directors has designated the following portfolios of the
Corporation and for each has designated two classes of
shares of Common Stock with the exception of the Municipal
Money Market and the International Small Cap Portfolios. The
names of such classes and the number of shares of Common
Stock classified and allocated to these classes are as
follows:

NUMBER OF SHARES OF

COMMON STOCK

CLASSIFIED AND
NAME OF CLASS
ALLOCATED
Active International Allocation Portfolio - Class A
500,000,000 shares
Active International Allocation Portfolio - Class B
500,000,000 shares
China Growth Portfolio - Class A
500,000,000 shares
China Growth Portfolio - Class B
500,000,000 shares
Emerging Markets Debt Portfolio - Class A
500,000,000 shares
Emerging Markets Debt Portfolio - Class B
500,000,000 shares
Emerging Markets Portfolio - Class A
500,000,000 shares
Emerging Markets Portfolio - Class B
500,000,000 shares
Equity Growth Portfolio - Class A
500,000,000 shares
Equity Growth Portfolio - Class B
500,000,000 shares
European Real Estate Portfolio - Class A
500,000,000 shares
European Real Estate Portfolio - Class B
500,000,000 shares
Focus Equity Portfolio - Class A
500,000,000 shares
Focus Equity Portfolio - Class B
500,000,000 shares

                              2

Global Franchise Portfolio - Class A
500,000,000 shares
Global Franchise Portfolio - Class B
500,000,000 shares
Global Value Equity Portfolio - Class A
500,000,000 shares
Global Value Equity Portfolio - Class B
500,000,000 shares
Gold Portfolio - Class A
500,000,000 shares
Gold Portfolio - Class B
500,000,000 shares
International Equity Portfolio - Class A
500,000,000 shares
International Equity Portfolio - Class B
500,000,000 shares
International Magnum Portfolio - Class A
500,000,000 shares
International Magnum Portfolio - Class B
500,000,000 shares
International Small Cap Portfolio - Class A
1,000,000,000 shares
Large Cap Relative Value Portfolio - Class A
500,000,000 shares
Large Cap Relative Value Portfolio - Class B
500,000,000 shares
Large Cap Value Portfolio - Class A
500,000,000 shares
Large Cap Value Portfolio - Class B
500,000,000 shares
MicroCap Portfolio - Class A
500,000,000 shares
MicroCap Portfolio - Class B
500,000,000 shares
Money Market Portfolio - Class A
4,000,000,000 shares
Money Market Portfolio - Class B
2,000,000,000 shares
Mortgage-Backed Securities Portfolio - Class A
500,000,000 shares
Mortgage-Backed Securities Portfolio - Class B
500,000,000 shares
Municipal Bond Portfolio - Class A
500,000,000 shares
Municipal Bond Portfolio - Class B
500,000,000 shares
Municipal Money Market Portfolio - Class A
4,000,000,000 shares
Small Company Growth Portfolio - Class A
500,000,000 shares
Small Company Growth Portfolio - Class B
500,000,000 shares
U.S. Equity Plus Portfolio - Class A
500,000,000 shares
U.S. Equity Plus Portfolio - Class B
500,000,000 shares
U.S. Real Estate Portfolio - Class A
500,000,000 shares
U.S. Real Estate Portfolio - Class B
500,000,000 shares
TOTAL
31,000,000,000 SHARES

EIGHTH: Article THIRD of the Articles of Amendment, as
corrected, reads as follows:
THIRD: The Corporation desires to, and does hereby, amend
its Articles of Amendment and Restatement as currently in
effect (the "Charter") pursuant to Sections 2-601 et seq. of the MGCL to change the name of the portfolio of Common Stock of the Corporation referred to above by deleting from the
Charter the existing Article FIFTH, Section 3 in its
entirety, and inserting in lieu thereof, the following new
Article FIFTH, Section 3:
3. Pursuant to Section 2-105 of the Maryland General
Corporation Law, the Board of Directors of the Corporation
shall have the power to designate one or more classes of
shares of Common
                              3

Stock, to fix the number of shares in any such class and to
classify or reclassify any unissued shares with respect to
such class. Any such class (subject to any applicable rule,
regulation or order of the Securities and Exchange
Commission or other applicable law or regulation) shall have such preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications,
terms or conditions of redemption and other characteristics
as the Board may determine in the absence of contrary
determination set forth herein. The aforesaid power shall
include the power to create, by classifying or reclassifying unissued shares in the aforesaid manner, one or more classes in addition to those initially designated as named below.
Subject to such aforesaid power, the Board of Directors has
designated the following portfolios of the Corporation and
for each has designated two classes of shares of Common
Stock with the exception of the Municipal Money Market and
the International Small Cap Portfolios. The names of such
classes and the number of shares of Common Stock classified
and allocated to these classes are as follows:

NUMBER OF SHARES OF

COMMON STOCK

CLASSIFIED AND
NAME OF CLASS
ALLOCATED
Active International Allocation Portfolio - Class A
500,000,000 shares
Active International Allocation Portfolio - Class B
500,000,000 shares
China Growth Portfolio - Class A
500,000,000 shares
China Growth Portfolio - Class B
500,000,000 shares
Emerging Markets Debt Portfolio - Class A
500,000,000 shares
Emerging Markets Debt Portfolio - Class B
500,000,000 shares
Emerging Markets Portfolio - Class A
500,000,000 shares
Emerging Markets Portfolio - Class B
500,000,000 shares
Equity Growth Portfolio - Class A
500,000,000 shares
Equity Growth Portfolio - Class B
500,000,000 shares
European Real Estate Portfolio - Class A
500,000,000 shares
European Real Estate Portfolio - Class B
500,000,000 shares
Focus Equity Portfolio - Class A
500,000,000 shares
Focus Equity Portfolio - Class B
500,000,000 shares
Global Franchise Portfolio - Class A
500,000,000 shares
Global Franchise Portfolio - Class B
500,000,000 shares
Global Value Equity Portfolio - Class A
500,000,000 shares
Global Value Equity Portfolio - Class B
500,000,000 shares
Gold Portfolio - Class A
500,000,000 shares
Gold Portfolio - Class B
500,000,000 shares
International Equity Portfolio - Class A
500,000,000 shares

                              4

International Equity Portfolio - Class B
500,000,000 shares
International Magnum Portfolio - Class A
500,000,000 shares
International Magnum Portfolio - Class B
500,000,000 shares
International Small Cap Portfolio - Class A
1,000,000,000 shares
Large Cap Value Portfolio - Class A
500,000,000 shares
Large Cap Value Portfolio - Class B
500,000,000 shares
MicroCap Portfolio - Class A
500,000,000 shares
MicroCap Portfolio - Class B
500,000,000 shares
Money Market Portfolio - Class A
4,000,000,000 shares
Money Market Portfolio - Class B
2,000,000,000 shares
Mortgage-Backed Securities Portfolio - Class A
500,000,000 shares
Mortgage-Backed Securities Portfolio - Class B
500,000,000 shares
Municipal Bond Portfolio - Class A
500,000,000 shares
Municipal Bond Portfolio - Class B
500,000,000 shares
Municipal Money Market Portfolio - Class A
4,000,000,000 shares
Small Company Growth Portfolio - Class A
500,000,000 shares
Small Company Growth Portfolio - Class B
500,000,000 shares
U.S. Equity Plus Portfolio - Class A
500,000,000 shares
U.S. Equity Plus Portfolio - Class B
500,000,000 shares
U.S. Real Estate Portfolio - Class A
500,000,000 shares
U.S. Real Estate Portfolio - Class B
500,000,000 shares
Value Equity Portfolio - Class A
500,000,000 shares
Value Equity Portfolio - Class B
500,000,000 shares
TOTAL
31,000,000,000 SHARES

NINTH: The undersigned Executive Vice President of the
Corporation acknowledges this Certificate of Correction to
be the corporate act of the Corporation and, as to all
matters or facts required to be verified under oath, the
undersigned Executive Vice President of the Corporation
acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties of perjury.
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                              5

IN WITNESS WHEREOF, the Corporation has caused this
Certificate of Correction to be signed in its name and on
its behalf by the Executive Vice President of the
Corporation and attested to by its Secretary on this 20th
day of September, 2005.
ATTEST: MORGAN STANLEY INSTITUTIONAL FUND, INC.
/s/ Mary E. Mullin            By: /s/ Ronald E. Robison
(SEAL)
--------------------------        --------------------------
--------
Mary E. Mullin                    Ronald E. Robison
Secretary                         Executive Vice President